UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 1, 2013 (January 29, 2013)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modification to Rights of Security Holders.

On January 31, 2013, Arbor Realty Trust, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 1,610,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of 8.250% Series A Cumulative Redeemable Preferred Stock, with the powers, designations, preferences and other rights as set forth therein (the “Series A Preferred Stock”). The Articles Supplementary became effective upon filing on January 31, 2013.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends at the rate of 8.250% of the $25.00 liquidation preference (equivalent to $2.0625 per annum per share) on the Series A Preferred Stock, in arrears, on the last day of each February, May, August and November (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day), commencing on May 31, 2013.

The Series A Preferred Stock is not redeemable by the Company prior to February 1, 2018, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after February 1, 2018, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series A Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series A Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series A Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series A Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series A Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series A Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series A Preferred Stock have no voting rights.

A copy of the Articles Supplementary and form of Series A Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 8.01               Other Events.

On January 29, 2013, the Company and Arbor Realty Limited Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and MLV & Co. LLC, as the representatives of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 1,400,000 shares of Series A Preferred Stock, at a public offering price of $25.00 per share, equal to the liquidation preference. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 210,000 additional shares of Series A Preferred Stock on the same terms and conditions. The closing of the offering occurred on February 1, 2013.

The shares of Series A Preferred Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-167303), which was declared effective by the Securities and Exchange Commission on June 23, 2010.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto the opinion of Venable LLP and as Exhibit 8.1 hereto the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
1.1

Underwriting Agreement, dated January 29, 2013, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and Deutsche Bank Securities Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and MLV & Co. LLC, as the representatives of the several underwriters named therein

3.1	Articles Supplementary designating 8.250% Series A Cumulative Redeemable Preferred Stock *

4.1	Specimen 8.250% Series A Cumulative Redeemable Preferred Stock Certificate *

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

*      Filed as an Exhibit to the Form 8-A of Arbor Realty Trust, Inc., dated January 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/S/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: February 1, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1

Underwriting Agreement, dated January 29, 2013, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and Deutsche Bank Securities Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and MLV & Co. LLC, as the representatives of the several underwriters named therein

3.1	Articles Supplementary designating 8.250% Series A Cumulative Redeemable Preferred Stock *

4.1	Specimen 8.250% Series A Cumulative Redeemable Preferred Stock Certificate *

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

*              Filed as an Exhibit to the Form 8-A of Arbor Realty Trust, Inc., dated January 31, 2013.